SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 25, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


        DELAWARE                333-36234                   94-0905160
(State of Incorporation)  (Commission File Number)         (IRS Employer
                                                      Identification Number)

          1155 Battery Street
      San Francisco, California                             94111
(Address of principal executive offices)                  (Zip Code)
       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  Other Events AND REGULATION FD DISCLOSURE.

           Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated March 25, 2003 titled "Levi Strauss & Co. Announces First-Quarter 2003 Financial Results."

ITEM 7.  EXHIBIT.

99          Press Release dated March 25, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 25, 2003
                                          LEVI STRAUSS & CO.

                                          By   /s/ William B. Chiasson
                                               William B. Chiasson
                                               Title:  Senior Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number     Description

99                 Press Release dated March 25, 2003

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